Exhibit 32
ARTESIAN RESOURCES CORPORATION
FORM OF OFFICER CERTIFICATIONS REQUIRED BY SECTION 906 OF
THE SARBANES-OXLEY ACT
Certification by the Chief Executive Officer and Chief Financial Officer
Relating to a Periodic Report Containing Financial Statements
I, Dian C. Taylor, Chief Executive Officer, and David B. Spacht, Chief Financial Officer, of Artesian Resources Corporation, a Delaware corporation (the “Company”), hereby certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on our knowledge:
(1) The Company’s periodic report containing financial statements on Annual Report on Form 10-K for the period ended December 31, 2006 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 USC Section 78m(a) or Section 78o(d)), as amended; and
(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 16, 2007

CHIEF EXECUTIVE OFFICER:	CHIEF FINANCIAL OFFICER:

/s/ DIAN C. TAYLOR	/s/ DAVID B. SPACHT

Dian C. Taylor	David B. Spacht

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